NATIONWIDE VARIABLE INSURANCE TRUST
One Nationwide Plaza
Mail Code 5-02-210
Columbus, OH 43215
 (800) 848-0920

IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

June 14, 2018

Dear Shareholder:

I'd like to inform you of an important change in an investment policy that affects the NVIT Large Cap Growth Fund.  The NVIT Large Cap Growth Fund has had a policy of investing, under normal circumstances, at least 80% of its net assets in common stocks of large-cap companies (the "Policy").  For purposes of the Policy, the term "large-cap companies" means companies with market capitalizations similar to those of companies included in the Russell 1000 Index, which ranged from $348.5 million to $868.3 million as of December 31, 2017.

Upon the request of Nationwide, on June 13, 2018 the Board of Trustees of Nationwide Variable Insurance Trust approved the termination of Boston Advisors, LLC as the subadviser to the NVIT Large Cap Growth Fund and the appointment of BNY Mellon Asset Management North America Corporation as the Fund's new subadviser.  As before, the Fund will continue to seek long-term capital growth.  Consistent with this objective, BNY Mellon uses a strategy that seeks to outperform the S&P 500 Index over a full market cycle while maintaining a similar level of market risk as the index. To achieve this goal, the BNY Mellon seeks to identify and construct the most optimal portfolio that targets an equity-like level of volatility by allocating assets among equity securities, money market instruments, futures contracts the value of which are derived from the performance of equity and bond indexes, and options on equity index futures contracts.  The Fund also will shift from investing specifically in growth stocks to a "core" style, i.e., investing in a blend of growth stocks and value stocks.  BNY is expected to begin subadvising the Fund on or around July 16, 2018.  At that time the Fund's name will change to "NVIT Dynamic U.S. Growth Fund." The word "Growth" in the Fund's new name signifies the Fund's investment objective, which is to seek long-term capital growth.

The Fund had adopted the Policy, in accordance with SEC regulations, because the Fund's name included the words "Large Cap."  Because the Fund's new name will not contain the words "Large Cap," we are sending you this notice that the Policy will no longer apply after August 31, 2018.  Until such time, the Fund will continue to invest, under normal circumstances, at least 80% of its net assets in common stocks of large-cap companies.

Finding the best subadvisers to manage our funds is what we do best.  We have relationships across the industry to partner with market-leading investment experts to provide great value and quality results for our investors. Please read the enclosed Prospectus Supplement for additional information about Nationwide's selection of BNY Mellon to subadvise the Fund.

We look forward to continuing to serve you and the Fund in the future.

Sincerely,

Michael S. Spangler
President & CEO
Nationwide Funds

NATIONWIDE VARIABLE INSURANCE TRUST
American Century NVIT Multi Cap Value Fund
BlackRock NVIT Equity Dividend Fund
Neuberger Berman NVIT Multi Cap Opportunities Fund
Neuberger Berman NVIT Socially Responsible Fund
NVIT Emerging Markets Fund
NVIT International Equity Fund
NVIT Large Cap Growth Fund
NVIT Nationwide Fund
NVIT Real Estate Fund
Templeton NVIT International Value Fund

Supplement dated June 14, 2018
to the Prospectus dated April 30, 2018  (as revised June 8, 2018)

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Prospectus.

NVIT Large Cap Growth Fund (the "Fund")

1.
At a meeting of the Board of Trustees (the "Board") of Nationwide Variable Insurance Trust on June 13, 2018 (the "Meeting"), the Board approved the termination of Boston Advisors, LLC as the subadviser to the Fund, and the appointment of BNY Mellon Asset Management North America Corporation ("The Firm") as the Fund's new subadviser, both effective on or about July 16, 2018 (the "Effective Date").

2.	As of the Effective Date, the Prospectus is amended as follows:

a.	All references to, and information regarding, Boston Advisors, LLC in the Prospectus are deleted in their entirety.

b.	The Fund is renamed the "NVIT Dynamic U.S. Growth Fund." All references to the Fund's former name in the Prospectus are replaced accordingly.

c.	The information under the heading "Principal Investment Strategies" on page 23 of the Prospectus is deleted in its entirety and replaced with the following:

The Fund seeks to provide investors with long-term growth of capital by outperforming the S&P 500® Index over a full market cycle while maintaining a similar level of market risk as the index.  To achieve this goal, the Fund's subadviser seeks to identify and construct the most optimal portfolio that targets an equity-like level of volatility by allocating assets among equity securities, money market instruments, futures contracts the value of which are derived from the performance of equity and bond indexes, and options on equity index and bond futures contracts.  Futures and options are derivatives and may expose the Fund to leverage.

Equity securities that the Fund buys primarily are common stocks of companies that are included in the S&P 500 Index.  In order to achieve additional exposure to equity markets, the Fund also purchases futures contracts on the S&P 500 Index and call options on such S&P 500 Index futures contracts.  Money market instruments are high-quality short-term debt securities issued by governments and corporations.  Money market instruments serve primarily as collateral for the Fund's derivatives positions, although the subadviser also at times may allocate assets to money market instruments in order to hedge against equity market risk.  The Fund obtains exposure to U.S. Treasury bonds by purchasing futures contracts on U.S. Treasury bonds included in the Bloomberg Barclays U.S. Long Treasury Index.  The Fund also may purchase options on U.S. Treasury bond futures contracts. The Fund may use Treasury bond futures and options to hedge against equity market risks.  Under normal circumstances, the Fund invests at least 80% of its net assets in securities of U.S. issuers or derivatives the value of which are linked to securities of U.S. issuers.

In determining what the subadviser believes to be the optimal allocation among equity exposures, Treasury bonds and money market instruments, the subadviser uses estimates of forward-looking returns and volatility.  When the subadviser believes that equity markets appear favorable, it uses leverage generated by futures and options to increase the Fund's equity exposure.  When equity markets appear to be unfavorable, the subadviser reduces the Fund's equity exposure by allocating assets to Treasury bond index futures and/or money market instruments.  By combining equity securities, futures on stock and bond indexes, call options and money market instruments in varying amounts, the subadviser may adjust the Fund's overall equity exposure within a range of 50%–150% of the Fund's net assets. The subadviser regularly reviews the Fund's investments and will consider selling an investment when the subadviser believes such investment is no longer attractive as a result of price appreciation or a change in risk profile, or because other available investments are considered to be more attractive.

The Fund is designed for investors seeking growth of capital by investing in a portfolio of equity and debt securities, and derivatives with investment characteristics similar to equity and debt securities, in order to achieve enhanced equity returns while maintaining a level of volatility risk that is similar to the S&P 500 Index. This is in contrast to a growth style of investing, which involves investing in companies whose earnings are expected to grow consistently faster than those of other companies. Investors in the Fund should have a long-term perspective and be able to tolerate potentially sharp declines in value.

d.	The information under the heading "Principal Risks" on page 23 of the Prospectus is deleted in its entirety and replaced with the following:

Equity securities risk – stock markets are volatile. The price of an equity security fluctuates based on changes in a company's financial condition and overall market and economic conditions.

Leverage risk – leverage risk is a direct risk of investing in the Fund. Derivatives and other transactions that give rise to leverage may cause the Fund's performance to be more volatile than if the Fund had not been leveraged. Leveraging also may require that the Fund liquidate portfolio securities when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. The use of leverage may expose the Fund to losses in excess of the amounts invested or borrowed.

Derivatives risk – derivatives may be volatile and may involve significant risks. The underlying security, measure or other instrument on which a derivative is based, or the derivative itself, may not perform as expected. Futures contracts and options on futures contracts may involve leverage, which means that their use can significantly magnify the effect of price movements of the underlying securities or reference measures, disproportionately increasing the Fund's losses and reducing the Fund's opportunities for gains. Some of these derivatives have the potential for unlimited loss, including a loss that may be greater than the amount invested. Certain futures contracts and related options may be illiquid, making it difficult to close out an unfavorable position.

Futures – the prices of futures contracts typically are more volatile than those of stocks and bonds. Small movements in the values of the assets or measures underlying futures contracts can cause disproportionately larger losses to the Fund. While futures may be more liquid than other types of derivatives, they may experience periods when they are less liquid than stocks, bonds or other investments.

Options – purchasing and selling options are highly specialized activities and entail greater-than-ordinary investment risks.  The ability to close out positions in exchange-traded options depends on the existence of a liquid market.  Options that expire unexercised have no value.

Fixed-income securities risk – investments in fixed-income securities, such as bonds or other investments with debt-like characteristics, subject the Fund to interest rate risk, credit risk and prepayment and call risk, which may affect the value of your investment. Interest rate risk is the risk that the value of debt securities will decline when interest rates rise. Prices of longer-term securities generally change more in response to interest rate changes than prices of shorter-term securities. To the extent the Fund invests a substantial portion of its assets in debt securities with longer-term maturities, rising interest rates are more likely to cause periods of increased volatility and redemptions, and may cause the value of the Fund's investments to decline significantly. Currently, interest rates are at or near historic lows, which may increase the Fund's exposure to the risks associated with rising interest rates. Recent and potential future changes in government policy may affect interest rates.  The interest rate of fixed-rate securities is fixed at the time of purchase and does not fluctuate with general market conditions.  Floating-rate securities have interest rates that vary with changes to a specific measure, such as the Treasury bill rate. Variable-rate securities have interest rates that change at preset times based on changes on the specific measure.

Credit risk is the risk that the issuer of a bond may default if it is unable to pay interest or principal when due. If an issuer defaults, the Fund may lose money. Changes in a bond issuer's credit rating or the market's perceptions of an issuer's creditworthiness also may affect the value of a bond. Prepayment and call risk is the risk that certain debt securities will be paid off by the issuer more quickly than anticipated. If this occurs, the Fund may be required to invest the proceeds in securities with lower yields.

Cash position risk – the Fund may hold significant positions in cash or money market instruments. A larger amount of such holdings could cause the Fund to miss investment opportunities presented during periods of rising market prices.

Market and selection risks – market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by the Fund's subadviser will underperform the markets, the relevant indexes or the securities selected by other funds with similar investment objectives and investment strategies.

Strategy risk – the subadviser's strategy may cause the Fund to experience above-average short-term volatility. Accordingly, the Fund may be appropriate for investors who have a long investment time horizon and who seek long-term capital growth while accepting the possibility of significant short-term, or even long-term, losses.

Liquidity risk – when there is little or no active trading market for specific types of securities or instruments, it can become more difficult to sell the securities or instruments at or near their perceived value. An inability to sell a portfolio position can adversely affect the Fund's value or prevent the Fund from being able to take advantage of other investment opportunities. Liquidity risk also includes the risk that the Fund will experience significant net redemptions of its shares at a time when it cannot find willing buyers for its portfolio securities or instruments or can sell its portfolio securities or instruments only at a material loss. To meet redemption requests, the Fund may be forced to sell other securities or instruments that are more liquid, but at unfavorable times and conditions.

e.	The first paragraph under the heading "Performance" on page 23 of the Prospectus is deleted in its entirety and replaced with the following:

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows the volatility or variability of the Fund's annual total returns over time and shows that Fund performance can change from year to year. The table shows the Fund's average annual total returns for certain time periods compared to the returns of a comparable broad-based securities index. As of July 16, 2018, the Fund changed its broad-based securities index from the Russell 1000® Growth Index to the S&P 500 Index in order to more accurately reflect the Fund's core equity investment strategy. Remember, however, that past performance is not necessarily an indication of how the Fund will perform in the future. The returns shown in the bar chart and table do not include charges that will be imposed by variable insurance contracts. If these amounts were reflected, returns would be less than those shown.

f.
The table under the heading "Performance – Average Annual Total Returns For the Periods Ended December 31, 2017" on page 24 of the Prospectus is deleted in its entirety and replaced with the following:

	1 Year	5 Years	Since Inception (March 24, 2009)
Class I Shares	27.31%	15.58%	16.21%
Class II Shares	27.07%	15.28%	15.92%
Class P Shares	27.19%	15.46%	16.10%
Class Y Shares	27.31%	15.58%	16.21%
S&P 500® Index (reflects no deduction for fees or expenses)	21.83%	15.79%	16.81%
Russell 1000® Growth Index (reflects no deduction for fees or expenses)	30.21%	17.33%	18.05%

g.	The information under the heading "Portfolio Management – Subadviser" on page 24 of the Prospectus is deleted in its entirety and replaced with the following:

BNY Mellon Asset Management North America Corporation

h.	The table under the heading "Portfolio Management – Portfolio Managers" on page 24 of the Prospectus is deleted in its entirety and replaced with the following:

Portfolio Manager	Title	Length of Service with Fund
Vassilis Dagioglu	Managing Director, Head of Asset Allocation Portfolio Management	Since 2018
James H. Stavena	Managing Director, Senior Portfolio Manager	Since 2018
Joseph Miletich, CFA	Managing Director, Global Investment Strategist	Since 2018

i.	The information under the heading "How the Funds Invest – Principal Investment Strategies" on page 43 of the Prospectus is deleted in its entirety and replaced with the following:

The Fund seeks to provide investors with long-term growth of capital by outperforming the S&P 500® Index over a full market cycle while maintaining a similar level of market risk as the index.  To achieve this goal, the Fund's subadviser seeks to identify and construct the most optimal portfolio that targets an equity-like level of volatility by allocating assets among equity securities, money market instruments, futures contracts the value of which are derived from the performance of equity and bond indexes, and options on equity index and bond futures contracts. Futures and options are derivatives and may expose the Fund to leverage.

Equity securities that the Fund buys primarily are common stocks of companies that are included in the S&P 500 Index. In order to achieve additional exposure to equity markets, the Fund also purchases futures contracts on the S&P 500 Index and call options on such S&P 500 Index futures contracts. Money market instruments are high-quality short-term debt securities issued by governments and corporations. Money market instruments serve primarily as collateral for the Fund's derivatives positions, although the subadviser also at times may allocate assets to money market instruments in order to hedge against equity market risk. The Fund obtains exposure to U.S. Treasury bonds by purchasing futures contracts on U.S. Treasury bonds included in the Bloomberg Barclays Long Treasury Index.  The Fund also may purchase options on U.S. Treasury bond futures contracts. The Fund may use Treasury bond futures and options to hedge against equity market risks.  Under normal circumstances, the Fund invests at least 80% of its net assets in securities of U.S. issuers or derivatives the value of which are linked to securities of U.S. issuers.

In determining what the subadviser believes to be the optimal allocation among equity exposures, Treasury bonds and money market instruments, the subadviser uses estimates of forward-looking returns and volatility.  When the subadviser believes that equity markets appear favorable, it uses leverage generated by futures and options to increase the Fund's equity exposure. When equity markets appear to be unfavorable, the subadviser reduces the Fund's equity exposure by allocating assets to Treasury bond index futures and/or money market instruments.  By combining equity securities, futures on stock and bond indexes, call options and money market instruments in varying amounts, the subadviser may adjust the Fund's overall equity exposure within a range of 50%–150% of the Fund's net assets. The subadviser regularly reviews the Fund's investments and will consider selling an investment when the subadviser believes such investment is no longer attractive as a result of price appreciation or a change in risk profile, or because other available investments are considered to be more attractive.

The Fund is designed for investors seeking growth of capital by investing in a portfolio of equity and debt securities, and derivatives with investment characteristics similar to equity and debt securities, in order to achieve enhanced equity returns while maintaining a level of volatility risk that is similar to the S&P 500 Index. This is in contrast to a growth style of investing, which involves investing in companies whose earnings are expected to grow consistently faster than those of other companies. Investors in the Fund should have a long-term perspective and be able to tolerate potentially sharp declines in value.

Key Terms:

Derivative – a contract, security or investment the value of which is based on the performance of an underlying financial asset, index or economic measure. Futures and options are derivatives, because their values are based on changes in the values of an underlying asset or measure.

Equity securities – represent an ownership interest in the issuer.  Common stocks are the most common type of equity securities.

Futures – a contract that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for the cash value of a contract based on the underlying asset) at a specified price on the contract's maturity date. The assets underlying futures contracts may be commodities, currencies, securities or financial instruments, or even intangible measures such as securities indexes or interest rates. Futures do not represent direct investments in securities (such as stocks and bonds) or commodities. Rather, futures are derivatives, because their value is derived from the performance of the assets or measures to which they relate. Futures are standardized and traded on exchanges, and therefore, typically are more liquid than other types of derivatives.

Options – a call option gives the purchaser of the option the right to buy, and the seller of the option the obligation to sell, an underlying futures contract at a specified price during the option period.

S&P 500® Index – is composed of approximately 500 common stocks selected by Standard & Poor's, most of which are listed on the New York Stock Exchange or NASDAQ.  The S&P 500 Index is generally considered to broadly represent the performance of publicly traded U.S. large capitalization stocks, although a small part of the S&P 500 Index is made up of foreign companies that have a large U.S. presence.

The term "S&P 500®" is a registered trademark of Standard & Poor's Financial Services LLC ("Standard & Poor's").  Standard & Poor's is not affiliated with the Fund, Nationwide Fund Advisors, Nationwide Fund Distributors LLC, Nationwide Fund Management LLC or any of their respective affiliates.  The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's or any of its affiliates, and Standard & Poor's has no responsibility for nor participates in the Fund's management, administration, marketing or trading.

U.S. issuers – a U.S. issuer is either (i) a company whose stock is listed on the New York Stock Exchange or NASDAQ; or (ii) the United States Treasury.

j.	The information under the heading "Principal Risks" on page 43 of the Prospectus is deleted in its entirety and replaced with the following:

The Fund is subject to the same risks that apply to all mutual funds that invest in equity and fixed-income securities. For instance, the value of the Fund's investments—and therefore, the value of Fund shares—may fluctuate.

In addition, the Fund is subject to CASH POSITION RISK, DERIVATIVES RISK, EQUITY SECURITIES RISK, FIXED-INCOME SECURITIES RISK, LEVERAGE RISK, LIQUIDITY RISK, MARKET AND SELECTION RISKS and STRATEGY RISK, each of which is described in the section "Risks of Investing in the Funds" beginning on page 48.

The Fund cannot guarantee that it will achieve its investment objectives. Loss of money is a risk of investing in the Fund.

k.
The description of "Derivatives risk" that appears on page 48 of the Prospectus in the section entitled "Risks of Investing in the Funds" is supplemented to include the following additional information:

Options on futures contracts – (NVIT Dynamic U.S. Growth Fund) gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. The success of a Fund's investment in such options depends upon many factors, which may change rapidly over time. There may also be an imperfect or no correlation between the changes in market value of the securities held by a Fund and the prices of the options. Upon exercise of the option, the parties will be subject to all of the risks associated with futures contracts, as described above.

l.	The information in the section entitled "Risks of Investing in the Funds" that begins on page 48 of the Prospectus is supplemented to include the following:

Cash position risk – (NVIT Dynamic U.S. Growth Fund) the Fund may hold a significant position in cash or money market instruments.  A larger amount of such holdings could negatively affect the Fund's investment results in a period of rising market prices due to missed investment opportunities.

Fixed-income securities risk – (NVIT Dynamic U.S. Growth Fund) investments in fixed-income securities, such as bonds or other investments with debt-like characteristics, subject the Fund to interest rate risk, credit risk and prepayment and call risk, which may affect the value of your investment.

Credit risk – the risk that the issuer of a debt security will default if it is unable to make required interest payments and/or principal repayments when they are due. If an issuer defaults, the Fund may lose money. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation. Changes in an issuer's credit rating or the market's perception of an issuer's credit risk can adversely affect the prices of the securities the Fund owns. A corporate event such as a restructuring, merger, leveraged buyout, takeover, or similar action may cause a decline in market value of an issuer's securities or credit quality of its bonds due to factors including an unfavorable market response or a resulting increase in the company's debt. Added debt may reduce significantly the credit quality and market value of a company's bonds, and may thereby affect the value of its equity securities as well. High-yield bonds, which are rated below investment grade, generally are more exposed to credit risk than investment grade securities.

Credit ratings – "investment grade" securities are those rated in one of the top four rating categories by nationally recognized statistical rating organizations, such as Moody's or Standard & Poor's or unrated securities judged by a subadviser to be of comparable quality. Obligations rated in the fourth-highest rating category by any rating agency are considered medium-grade securities. Medium-grade securities, although considered investment grade, have speculative characteristics and may be subject to greater fluctuations in value than higher-rated securities. In addition, the issuers of medium-grade securities may be more vulnerable to adverse economic conditions or changing circumstances than issuers of higher-rated securities. High-yield bonds (i.e., "junk bonds") are those that are rated below the fourth highest rating category, and therefore are not considered to be investment grade. Ratings of securities purchased by the Fund generally are determined at the time of their purchase. Any subsequent rating downgrade of a debt obligation will be monitored generally by the subadviser to consider what action, if any, it should take consistent with its investment objective. There is no requirement that any such securities must be sold if downgraded. Credit ratings evaluate the expectation that scheduled interest and principal payments will be made in a timely manner. They do not reflect any judgment of market risk. Credit ratings do not provide assurance against default or loss of money. For example, rating agencies might not always change their credit rating of an issuer in a timely manner to reflect events that could affect the issuer's ability to make scheduled payments on its obligations. If a security has not received a rating, the Fund must rely entirely on the credit assessment of the Fund's subadviser.

U.S. government and U.S. government agency securities – neither the U.S. government nor its agencies guarantee the market value of their securities, and interest rate changes, prepayments and other factors may affect the value of government securities. Some of the securities purchased by the Fund are issued by the U.S. government, such as Treasury notes, bills and bonds, and Government National Mortgage Association (GNMA) pass-through certificates, and are backed by the "full faith and credit" of the U.S. government (the U.S. government has the power to tax its citizens to pay these debts) and may be subject to less credit risk. Securities issued by U.S. government agencies, authorities or instrumentalities, such as the Federal Home Loan Banks, Federal National Mortgage Association ("FNMA") and Federal Home Loan Mortgage Corporation ("FHLMC"), are neither issued nor guaranteed by the U.S. government. Although FNMA, FHLMC and the Federal Home Loan Banks are chartered by Acts of Congress, their securities are backed only by the credit of the respective instrumentality. Investors should remember that even where certain government securities are guaranteed, market price and yield of the securities or net asset value and performance of the Fund are not guaranteed.

Interest rate risk – prices of fixed-income securities generally increase when interest rates decline and decrease when interest rates increase. Prices of longer-term securities generally change more in response to interest rate changes than prices of shorter-term securities. To the extent the Fund invests a substantial portion of its assets in fixed-income securities with longer-term maturities, rising interest rates are more likely to cause periods of increased volatility and redemptions, and may cause the value of a Fund's investments to decline significantly. Currently, interest rates are at or near historic lows, which may increase a Fund's exposure to the risks associated with rising interest rates. Recent and potential future changes in government policy may affect interest rates.

       Duration – the duration of a fixed-income security estimates how much its price is affected by interest rate changes. For example, a duration of five years means the price of a fixed-income security will change approximately 5% for every 1% change in its yield. Thus, the higher a security's duration, the more volatile the security.

Inflation – prices of existing fixed-rate debt securities could decline due to inflation or the threat of inflation. Inflationary expectations generally are associated with higher prevailing interest rates, which normally lower the prices of existing fixed-rate debt securities. Because inflation reduces the purchasing power of income produced by existing fixed-rate securities, the prices at which these securities trade also will be reduced to compensate for the fact that the income they produce is worth less.

       Floating- and variable-rate securities – floating-rate securities have interest rates that vary with changes to a specific measure, such as the Treasury bill rate. Variable-rate securities have interest rates that change at preset times based on the specific measure. Some floating- and variable-rate securities may be callable by the issuer, meaning that they can be paid off before their maturity date and the proceeds may be required to be invested in lower yielding securities that reduce the Fund's income. Like other fixed-income securities, floating- and variable-rate securities are subject to interest rate risk. The Fund will only purchase a floating- or variable-rate security of the same quality as the debt securities it would otherwise purchase.

Prepayment and call risk – the risk that as interest rates decline debt issuers may repay or refinance their loans or obligations earlier than anticipated. If this happens, the Fund may be required to invest the proceeds in securities with lower yields.

Leverage risk – (NVIT Dynamic U.S. Growth Fund) leverage may be created when an investment exposes the Fund to a risk of loss that exceeds the amount invested. Certain derivatives provide the potential for investment gain or loss that may be several times greater than the change in the value of an underlying security, asset, interest rate, index or currency, resulting in the potential for a loss that may be substantially greater than the amount invested. Some leveraged instruments have the potential for unlimited loss, regardless of the size of the initial investment. Because leverage can magnify the effects of changes in the value of the Fund and make the Fund's share price more volatile, a shareholder's investment in the Fund may be more volatile, resulting in larger gains or losses in response to the fluctuating prices of the Fund's investments. Further, the use of leverage may require the Fund to maintain assets as "cover," maintain segregated asset accounts, or make margin payments, which might impair the Fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time.

Strategy risk – (NVIT Dynamic U.S. Growth Fund) the subadviser's strategy may cause the Fund to experience above-average short-term volatility. Accordingly, the Fund may be appropriate for investors who have a long investment time horizon and who seek long-term capital growth while accepting the possibility of significant short-term, or even long-term, losses.

m.	The following paragraph is added under the heading "Fund Management – Subadvisers" on page 53 of the Prospectus:

BNY MELLON ASSET MANAGEMENT NORTH AMERICA CORPORATION ("The Firm"), located at One Boston Place, 14th Floor, Boston, MA 02108, is the subadviser to the NVIT Dynamic U.S. Growth Fund.  The Firm was founded in 1970 and is a majority-owned subsidiary of BNY Mellon Corporation.

n.	The information under the heading "NVIT Large Cap Growth Fund" on page 55 of the Prospectus is deleted in its entirety and replaced with the following:

NVIT Dynamic U.S. Growth Fund

Vassilis Dagioglu, James Stavena and Joseph Miletich, CFA, are jointly and primarily responsible for the day-to-day management of the Fund.

Mr. Dagioglu is the head of the asset allocation portfolio management team. In his current role, he is responsible for managing global tactical asset allocation, strategic asset allocation and multi-asset portfolios including total return, absolute return, multi-asset income, global macro as well as active commodities strategies. Since joining the firm, Mr. Dagioglu has managed several asset allocation portfolios such as mutual funds, hedge funds, and separately managed portfolios and helped develop custom portfolio solutions.  Mr. Dagioglu joined the firm in 1999.

Mr. Stavena is a senior portfolio manager. He manages a team of portfolio managers responsible for the implementation of asset allocation strategies including global alpha, domestic, active currency, active commodity, and custom rules-based strategies. Mr. Stavena is a key contributor to the development, refinement, and risk management of all asset allocation investment strategies and signals. Mr. Stavena has extensive experience and a particular focus on the use of derivatives in quantitative investment strategies, as well as 1940 Act and UCITS III implementations of asset allocation strategies.  Mr. Stavena joined the firm in 1998.

Mr. Miletich, CFA, is a global investment strategist. He is responsible for articulating various strategies to clients and prospects, as well as participating in the refinement of current strategies and the development of new strategies. Mr. Miletich joined the firm in 2008.

3.	Shareholders of the Fund will receive an Information Statement in the near future, as required under the Trust's Manager of Managers Exemptive Order, with more detailed information about The Firm.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE